This is filed pursuant to Rule 497(e).
File Nos. 811-09607 and 333-88517.

                              FAIRHOLME FUNDS, INC.
                         Supplement dated July 19, 2006
                     to the Prospectus dated March 28, 2006

At its meeting on May 4, 2006, the Board of Directors of Fairholme Funds, Inc. approved amendments to certain of the non-fundamental investment policies of The Fairholme Fund. The amended investment policies will become effective on August 15, 2006. Accordingly, the following changes to the disclosure contained in the Fund's prospectus dated March 28, 2006 will become effective on August 15, 2006.

The following disclosure will replace the disclosure under the section entitled "THE FUND'S PRINCIPAL INVESTMENT STRATEGIES":

Fairholme Capital Management, L.L.C. (the "Adviser") attempts under normal circumstances to achieve the Fund's investment objective by:

     o Investing the Fund's assets primarily in equity securities of public companies, including but not limited to, common stocks, partnership interests, business trust shares, convertible securities, and rights and warrants to subscribe for the purchase of such equity securities without regard to market capitalization or other categorizations; and

     o    Holding a focused portfolio of no more than 25 equity securities.

The Fund's primary strategy uses fundamental analysis to identify certain attractive characteristics of publicly-traded companies. Such characteristics may include, but are not limited to, stress-tested owner/managers; sensible capital allocation policies; strong competitive positions; industries with improving or favorable long-term conditions; potential for long-term growth; low market prices in relation to tangible asset values; relatively high returns on invested capital; and relatively high free cash flow yields. The Adviser defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.

The Fund also intends to invest in "special situations" to achieve its objective. A special situation arises when the securities of a company are expected to appreciate within a reasonable time due to company-specific developments rather than general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations, mergers, management changes, and technological developments.

In total, the Fund attempts to buy investments priced to generate long-term total returns significantly above those of general stock indexes and riskless U.S. Treasuries.

The Fund may invest in securities of non-U.S. companies, including but not limited to, depository receipts and similar equity securities issued by non-U.S. companies, short-term debt obligations of foreign governments and other high quality foreign money-market instruments. Short-term debt obligations of foreign governments will generally have a maturity of one year or less and a credit rating of A or better by Standard & Poor's ("S&P") or a similar rating by another nationally recognized statistical rating organization ("NRSRO"). Securities issued by non-U.S. companies are referred to as foreign securities.

The Fund may also use other investment strategies, which are described in the Fund's Statement of Additional Information ("SAI").

The following disclosure will replace the disclosure under the section entitled "THE PRINCIPAL RISKS OF INVESTING IN THE FUND":

General Risks. All investments are subject to inherent risks, and an investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will fluctuate reflecting day-to-day changes in market conditions, interest rates, and numerous other factors.

Stock Market Risk. The stock market can trade in random or cyclical price patterns, and prices can fall over sustained periods of time. The Fund invests primarily in equity securities, including common stocks, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing companies.

Focused Portfolio and Non-Diversification Risks. The Fund attempts to invest in a limited number of companies. Accordingly, the Fund may have more volatility and is considered to have more risk than a Fund that invests in a greater number of companies, because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities become permanently impaired. The Fund is considered to be "non-diversified" under the 1940 Investment Company Act, which means that the Fund can invest a greater percentage of its assets in fewer securities than a diversified fund. The Fund may also have a greater percentage of its assets concentrated in particular industries than a diversified fund, exposing the Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the net asset value of a non-diversified fund generally is more volatile and a shareholder may have a greater risk of loss if he or she redeems during a period of high volatility. Lack of broad diversification also may cause the Fund to be more susceptible to economic, political or regulatory events than a diversified fund.

Special Situation Risk. Investments in special situations may involve greater risks when compared to the Fund's other strategies due to a variety of factors. Mergers, reorganizations, liquidations, or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.

Foreign Securities Risk. The Fund has the ability to invest in foreign securities and from time to time a significant percentage of the Fund's assets may be composed of foreign investments. Such investments involve greater risk in comparison to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies and there may be less publicly available information about foreign issuers than U.S. companies; foreign companies may not be subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

Currency Risk. The Fund is subject to this risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund's investments in foreign securities.

Interest Rate Risk of Debt Securities. All debt securities face the risk that their principal value will decline because of a change in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline. Also, securities with longer maturities will experience a more pronounced change in value when interest rates change.

Credit Risk of Debt Securities. A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. In the case of short-term debt obligations of foreign governments, we will generally purchase securities with a maturity of one year or less and a credit rating of A or better by S&P or any similar rating by a NRSRO.

Small to Medium-Capitalization Risk. The Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth, have narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and as a result, their stock prices often react more strongly to changes in the marketplace.

Cash Reserves. The Fund's portfolio will normally be invested primarily in equity securities. However, the Fund is not required to be fully invested in equity securities and may maintain a significant portion of its total assets in cash and cash reserves, including, but not limited to, U.S. Government securities, money-market funds, repurchase agreements and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments. The Fund believes that a certain amount of liquidity in the Fund's portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions when the Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of the Fund's total assets. When the Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objectives.

Further discussion about other risks of investing in the Fund may be found in the Fund's SAI.

The following disclosure will replace the disclosure in note 4 under the section entitled "THE FUND'S FEES & EXPENSES":

(4) Pursuant to an Operating Services Agreement, the Adviser is responsible for paying all Fund expenses, including, but not limited to, transfer agency, fund accounting, fund administration, custody, legal, audit, directors' fees, travel, insurance, rent, printing, postage, and other office supplies, and all non-management expenses associated with investment research, except for commissions and other brokerage fees, taxes, interest, litigation expenses and other extraordinary expenses. The Fund paid commissions and other brokerage fees, and incurred $28,302 of other expenses as a result of the MCI Inc. recharacterization of dividends paid to MCI shareholders during calendar year 2004.

The following disclosure will replace the disclosure under the section entitled "THE FUND'S INVESTMENT ADVISER":

Fairholme Capital Management, L.L.C. (the "Adviser"), is located at 51 JFK Parkway, Short Hills, NJ 07078 and serves as investment adviser to the Fund. The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. As of March 31, 2006, the Adviser managed assets in excess of $3.6 billion.

The Adviser's principal business and occupation is to provide financial management and advisory services to individuals, corporations, partnerships, and other entities throughout the world. The Adviser has been investment adviser to the Fund since its inception. The Adviser directly manages the investment portfolio of the Fund under an Investment Advisory Agreement with the Fund, and manages, or arranges to manage, all other business affairs of the Fund under an Operating Services Agreement.

For its services to the Fund, the Company pays to the Adviser, on the last day of each month, annualized fees equal to 1.00% of the average net assets of the Fund, 0.50% of which are related to direct investment advisory fees and 0.50% of which are related to all operating expenses and other services provided to the Fund. Such expenses and services include, but are not limited to: transfer agency, fund accounting, fund administration, custody, legal, audit, directors' fees, travel, insurance, rent, printing, postage and other office supplies, and all non-management expenses associated with investment research, except for commissions and other brokerage fees, taxes, interest, litigation expenses and other extraordinary expenses. Fees are computed daily based upon the daily average net assets of the Fund.

The Investment Advisory Agreement and Operating Services Agreement (the "Agreements") were last renewed at a Board Meeting held on November 1, 2005. At this meeting, the Directors considered a number of factors they considered material to the renewal of the Agreements. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. A more complete discussion of the renewal of the Investment Advisory Agreement may be found in the Fund's annual report for the fiscal year ended November 30, 2005.



            THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.



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